SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to § 240.14a-12.

BOYD GAMING CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box, if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Your Vote Counts! BOYD GAMING CORPORATION 2021 Annual Meeting of Stockholders Vote by May 5, 2021 11:59 PM ET BOYD GAMING CORPORATION 3883 HOWARD HUGHES PARKWAY, NINTH FLOOR LAS VEGAS, NV 89169 ATTN: DAVID STROW, VICE PRESIDENT CORPORATE COMMUNICATIONS D38177-P50045 You invested in BOYD GAMING CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the annual meeting of stockholders to be held on May 6, 2021, at 1:00 p.m. (Pacific Daylight Time). Get informed before you vote View the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 6, 2021 1:00 PM PDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/BYD2021 *This year’s Annual Meeting will be conducted virtually via a live audio webcast. While our executive corporate offices, 3883 Howard Hughes Parkway, in Las Vegas, Nevada, shall serve as the statutory location from which the Annual Meeting will be hosted, you will only be able to attend the Annual Meeting, submit your questions and vote online during the meeting via electronic communications. To do so visit http://www.virtualshareholdermeeting.com/BYD2021. Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect eleven members to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Nominees: For 01) John R. Bailey 02) Robert L. Boughner 03) William R. Boyd 04) William S. Boyd 05) Marianne Boyd Johnson 06) Keith E. Smith 07) Christine J. Spadafor 08) A. Randall Thoman 09) Peter M. Thomas 10) Paul W. Whetsell 11) Veronica J. Wilson 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For Note: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D38178-P50045